UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 10, 2022, the Company previously announced that its Board of Directors had elected Thomas W. Jones to the Board effective March 28, 2022. On March 29, 2022, the Board of Directors voted to appoint Thomas W. Jones as a member of the Audit, the ESG/DEI, and the Nominating and Corporate Governance Committees, effective immediately.

Item 5.07.	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of Shareholders on March 29, 2022.

Our director nominees were re-elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	193,288,666	4,317,457	177,395	21,606,357
Barry J. Alperin	152,449,884	45,083,757	249,877	21,606,357
Robert D. Beyer	146,910,208	50,686,298	187,012	21,606,357
Matrice Ellis Kirk	196,839,274	705,259	238,985	21,606,357
Brian P. Friedman	195,847,638	1,776,569	159,311	21,606,357
MaryAnne Gilmartin	194,128,184	3,481,193	174,141	21,606,357
Richard B. Handler	196,577,641	1,044,450	161,427	21,606,357
Thomas W. Jones	197,219,419	229,003	335,096	21,606,357
Jacob M. Katz	194,545,029	3,025,957	212,532	21,606,357
Michael T. O’Kane	154,237,702	43,327,390	218,426	21,606,357
Joseph S. Steinberg	193,448,722	4,125,891	208,905	21,606,357
Melissa V. Weiler	195,777,429	1,826,274	179,815	21,606,357

Our shareholders approved, on a non-binding advisory basis, the compensation of our named executive officers. Voting results were as follows:

Number of Shares
For	104,065,379
Against	91,572,371
Abstain	2,145,768
Broker Non-Votes	21,606,357

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending November 30, 2022. Voting results were as follows:

Number of Shares
For	219,048,904
Against	191,797
Abstain	149,174

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: April 1, 2022	/s/ Michael J. Sharp
Michael J. Sharp Executive Vice President and General Counsel